                            UNITED TRUST GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, June 11, 2002

To the Shareholders of:

UNITED TRUST GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of United Trust
Group Inc., an Illinois corporation (“UTG”),  will be held on Tuesday,  June 11,
2002 at 10:00 a.m. at the  corporate  headquarters  at 5250 South  Sixth  Street
Road, Springfield, Illinois 62703 for the following purposes:

     1.   To elect nine directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

     2.   To approve and adopt the UTG  Employee  and  Director  Stock  Purchase
          Plan; and

     3.   To  consider  and act upon such  other  business  as may  properly  be brought before the meeting.

The Board of Directors  has fixed the close of business on April 19, 2002 as the record date for the  determination of shareholders  entitled to notice of and to vote at the  Annual  Meeting.  Only  shareholders  of  record as of the close of business on the record date are  entitled to notice of and to vote at the Annual
Meeting.

Whether  or not you plan to attend the  Annual  Meeting,  you are urged to mark, date and sign the enclosed  proxy and return it promptly so that your shares can be represented  and voted at the Annual  Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual  Meeting by following the  instructions in the  accompanying  proxy  statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                            UNITED TRUST GROUP, INC.

                                          Theodore C. Miller, Secretary

Dated:  May 13, 2002
Springfield, Illinois

                             YOUR VOTE IS IMPORTANT!

PLEASE  COMPLETE,  DATE,  SIGN AND  PROMPTLY  RETURN YOUR PROXY IN THE  ENCLOSED
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                                 SHAREHOLDERS OF
                            UNITED TRUST GROUP, INC.

                   GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of United Trust Group,  Inc., an Illinois
corporation (“UTG”),  will be held on on Tuesday, June 11, 2002 at 10:00 a.m. at the  corporate  headquarters  at 5250  South  Sixth  Street  Road,  Springfield,
Illinois 62703. The mailing address of UTG's principal  executive office is P.O.
Box 5147, Springfield, Illinois 62705.

This proxy  statement  is being sent to each  holder of record of the issued and outstanding shares of Common Stock of UTG, no par value (the “Common Stock”), as of the  close of  business  on April  19,  2002,  in  order to  furnish  to each shareholder  information  relating  to  the  business  to be  transacted  at the meeting.

This proxy statement and the enclosed proxy are being mailed on or about May 13,
2002  to the  Shareholders  of UTG  entitled  to  notice  of and to  vote at the meeting.  The Annual  Report of UTG for the fiscal year ended  December 31, 2001 has been mailed to shareholders  under separate cover. UTG will bear the cost of soliciting  proxies from its  shareholders.  UTG may reimburse brokers and other persons for their  reasonable  expenses in  forwarding  proxy  materials  to the beneficial  owners  of Common  Stock.  Solicitations  may be made by  telephone, telegram or by personal  calls,  and it is anticipated  that such  solicitations will consist  primarily of requests to brokerage houses,  custodians,  nominees, and fiduciaries to forward the soliciting  material to the beneficial  owners of shares  held of record by such  persons.  If  necessary,  officers  and  regular employees of UTG may by telephone,  telegram or personal  interview  request the return of proxies.

                                     VOTING

The  enclosed  proxy is  solicited by and on behalf of the Board of Directors of
UTG. If you are unable to attend the meeting on Tuesday,  June 11, 2002,  please complete the enclosed proxy and return it to us in the accompanying  envelope so that your shares will be represented and voted at the meeting.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked,  the shares represented  thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time  before  it is  voted by  delivering  to the  Secretary  of UTG a written  notice of revocation or a duly executed  proxy bearing a later date, or by  attending  the  meeting  and voting his or her shares in person.  If a proxy fails to specify how it is to be voted,  it will be voted “FOR” the  election of the director nominees listed in Proposal One and “FOR” the adoption and approval of the UTG Employee and Director Stock Purchase Plan (Proposal Two).

Inspectors  of election  will be  appointed  to tabulate the number of shares of
Common  Stock  represented  at the meeting in person or by proxy,  to  determine whether or not a quorum is present  and to count all votes cast at the  meeting.
The holders of a majority of the  outstanding  shares of Common  Stock as of the record  date must be  represented  at the meeting in person or by proxy in order for a quorum to be present at the meeting  with respect to both  proposals.  The inspectors of election  will treat  abstentions  and broker  non-votes as shares that are present and entitled to vote for purposes of  determining  the presence of a  quorum.  Abstentions  and  broker  non-votes  will  have no  effect on the election of directors but will have the effect of a vote against Proposal Two or any  other  matter  submitted  to a vote at the  meeting.  With  respect  to the election of  directors,  the  affirmative  vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees  receiving the greatest  number of votes will be elected).  There are no cumulative  voting rights with respect to the election of directors. The holders of Common Stock as of the  record  date are  entitled  to one vote per share of Common  Stock  with respect to Proposal  Two and any other matter that may be submitted to a vote at the meeting.  The affirmative vote of the holders of a majority of the shares of
Common Stock represented in person or by proxy at the annual meeting is required to approve  Proposal  Two or any other matter that may be submitted to a vote at the meeting, other than the election of directors.

The Correll  affiliates  hold  approximately  60% of the  outstanding  stock and intend to vote their shares in favor of both proposals 1 and 2.

                     SIGNIFICANT MAJORITY-OWNED SUBSIDIARIES

United Trust Group,  Inc. was  incorporated in 1984, under the laws of the State of Illinois to serve as an insurance  holding company.  UTG and its subsidiaries have only one significant  industry segment - insurance.  The Company's dominant business is individual  life insurance  which includes the servicing of existing insurance  business in force, the solicitation of new individual life insurance, and the acquisition of other companies in the insurance business.

Significant majority-owned  subsidiaries of UTG are as depicted on the following organizational chart:

                                    Organizational Chart

United Trust Group, Inc.
(UTG)
100%
82%
100%
North Plaza of
Somerset, Inc.
(NORTH PLAZA)
First Commonwealth
Corporation
(FCC)
Roosevelt Equity
Corporation
(REC)
100%
Universal Guaranty
Life Insurance Company
(UG)
100%
Appalachian Life
Insurance Company
(APPL)
100%
Abraham Lincoln
Insurance Company
(ABE)

For  purposes  of this proxy  statement,  the term  “subsidiary  life  insurance companies” shall mean UG, APPL and ABE, and the term  “non-insurance  subsidiary companies” shall mean the subsidiary companies other than UG, APPL and ABE.

The  companies  hereinafter  are  sometimes  collectively  referred  to  as  the
“Subsidiary majority owned companies”.

This  document at times will refer to the  Company's  largest  shareholder,  Mr.
Jesse T. Correll and certain  companies  controlled by Mr. Correll.  Mr. Correll
holds  a  majority   ownership  of  First  Southern   Funding  LLC,  a  Kentucky
corporation,  (“FSF”) and First Southern Bancorp,  Inc. (“FSBI”), a bank holding company that operates out of 14 locations in central  Kentucky.  Mr.  Correll is
Chairman  of the  Board  of  Directors  of UTG and is  currently  UTG's  largest shareholder  through his  ownership  control of FSF,  FSBI and  affiliates.  Mr.
Correll currently owns or controls directly and indirectly  approximately 60% of
UTG. (See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS”)

                          VOTING SECURITIES OUTSTANDING

April  19,  2002 has been  fixed as the  record  date for the  determination  of shareholders  entitled  to notice of and to vote at the  annual  meeting  or any adjournments  or  postponements  thereof.  On that  date,  UTG  had  outstanding
3,506,745  shares  of  Common  Stock.  No  other  voting  securities  of UTG are outstanding.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The  following  tabulation  sets forth the name and  address  of each  entity or individual known to be, or that may be considered to be, the beneficial owner of more than 5% of UTG's Common Stock and shows:  (i) the total number of shares of
Common  Stock  beneficially  owned by such  person as of the record date and the nature of such ownership  (each entity or individual  listed has sole voting and dispositive  power over the shares listed  opposite such entity or  individual's name,  except as noted);  and (ii) the  percent  of the  issued and  outstanding shares of Common Stock so owned as of the same date.

Title                                                         Amount                    Percent
  of                 Name and Address                     and Nature of                     of
Class             of Beneficial Owner(2)             Beneficial Ownership               Class (1)

Common            Jesse T. Correll                               335,999        (3)         9.6%
Stock, no         First Southern Bancorp, Inc.                 1,483,791        (3)(4)     42.3%
 par value        First Southern Funding, LLC                          0        (3)(4)        0%
                  First Southern Holdings, LLC                 1,483,791        (3)(4)     42.3%
                  First Southern Capital Corp., LLC              183,033        (3)(4)      5.2%
                  First Southern Investments, LLC                 18,575                    0.5%
                  Ward F. Correll                                 98,523        (5)         2.8%
                  WCorrell, Limited Partnership                   72,750        (3)         2.1%
                  Cumberland Lake Shell, Inc.                     98,523        (5)         2.8%
                  Dyscim, LLC                                    150,545        (3)         4.3%

                  Total(6)                                     2,119,921                   60.5%

(1)  The percentage of outstanding shares is based on 3,506,745 shares of Common
     Stock outstanding.

(2)  The  address  for each of  Jesse  Correll,  First  Southern  Bancorp,  Inc.
     (“FSBI”), First Southern Funding, LLC (“FSF”), First Southern Holdings, LLC
     (“FSH”),   First  Southern  Capital  Corp.,  LLC  (“FSC”),  First  Southern
     Investments,  LLC (“FSI”),  Dyscim,  LLC (“Dyscim”)  and WCorrell,  Limited
     Partnership  (“WCorrell  LP”),  is  P.O.  Box  328,  99  Lancaster  Street,
     Stanford,  Kentucky  40484.  The  address  for  each  of Ward  Correll  and
     Cumberland  Lake Shell,  Inc.  (“CLS”) is P.O. Box 430, 150 Railroad Drive,
     Somerset, Kentucky 42502.

(3)  The share  ownership of Jesse Correll  listed  includes  112,704  shares of
     Common Stock owned by him individually, 150,545 shares of Common Stock held by Dyscim  (of which Mr.  Correll  owns all of the  outstanding  membership interests,  and  therefor  has sole voting and  dispositive  power over the shares held by it), and 72,750  shares of Common Stock held by WCorrell LP, a limited  partnership  in which Mr.  Correll  serves as  managing  general partner and, as such, has sole voting and dispositive power over the shares held by it.

     In addition,  by virtue of his  ownership of voting  securities  of FSF and
     FSBI, and in turn,  their ownership of 100% of the  outstanding  membership interests of FSH, Jesse Correll may be deemed to beneficially own the total number of shares of Common  Stock owned by FSH,  and may be deemed to share with FSH the right to vote and to dispose of such shares.  Mr. Correll owns approximately 82% of the outstanding  membership  interests of FSF; he owns directly  approximately  39%,  companies he controls own approximately 23%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding  voting  stock  of  FSBI.  FSBI and FSF in turn own 99% and 1%, respectively,  of the outstanding  membership interests of FSH. Mr. Correll is also a manager of FSC and thereby may also be deemed to beneficially own the total  number of shares of Common Stock owned by FSC, and may be deemed to share  with it the  right to vote and to  dispose  of such  shares.  The aggregate number of shares of Common Stock held by these other entities, as shown in the above table, is 1,666,824 shares.

(4)  The share  ownership of FSBI  consists of 1,483,791  shares of Common Stock held by FSH of  which  FSBI is a 99%  member  and  FSF is a 1%  member,  as further  described  below.  As a  result,  FSBI may be  deemed to share the voting and  dispositive  power over the shares held by FSH. On September 4,
     2001,  FSF and FSBI - and their  principals  -  restructured  the manner in which they hold  shares of UTG by forming a new limited  liability  company under  Kentucky law, FSH.  FSBI  contributed  to FSH shares of Common Stock held by it and cash in exchange for a 99%  membership  interest in FSH. FSF contributed  to FSH  shares of Common  Stock  held by it,  subject to notes payable which were assumed by FSH for a 1% membership interest in FSH. As a result,  FSBI  and FSF own 99%  and 1%,  respectively,  of the  outstanding membership  interests of FSH who is the aforementioned  holder of 1,483,791 shares of Common Stock.

(5)  Represents  the shares of Common Stock held by CLS, all of the  outstanding voting  shares  of which are owned by Ward F.  Correll  and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and  dispositive power over these shares.

(6)  According to the most recent  Schedule  13D, as amended,  filed  jointly by each of the entities and persons listed above,  Jesse Correll,  FSBI,  FSF,
     FSH, FSC, and FSI, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG. In addition, the Schedule
     13D  indicates  that because of their  relationships  with Mr.  Correll and these other entities,  Ward Correll,  CLS, Dyscim and WCorrell LP, may also be deemed to be members of this group.  Because the Schedule 13D  indicates that for its purposes,  each of these entities and persons may be deemed to have  acquired  beneficial  ownership  of  the  equity  securities  of  UTG beneficially  owned  by the  other  entities  and  persons,  each  has been identified and listed in the above tabulation.

                        SECURITY OWNERSHIP OF MANAGEMENT

The  following  tabulation  shows with respect to each of the  directors of UTG, with  respect  to UTG's  chief  executive  officer  and each of UTG's  executive officers  whose  salary plus bonus  exceeded  $100,000 for the fiscal year ended
December 31, 2001,  and with respect to all executive  officers and directors of
UTG as a group: (i) the total number of shares of all classes of stock of UTG or any of its parents or subsidiaries, beneficially owned as of the record date and the nature of such ownership; and (ii) the percent of the issued and outstanding shares  of stock  so  owned.  Each of these  individuals  has  sole  voting  and dispositive power over the shares owned by him except as otherwise indicated.

Title             Directors, Named Executive               Amount                       Percent
  of              Officers, & All Directors &           and Nature of                     of
Class(1)          Executive Officers as a Group      Beneficial Ownership              Class (2)

UTG's             John S. Albin                               10,503            (3)         *
Common            Randall L. Attkisson                             0            (4)         *
Stock, no         John W. Collins                                  0                        *
  par value       Jesse T. Correll                           335,999            (5)        9.6%
                  Ward F. Correll                             98,523            (6)        2.8%
                  Thomas F. Darden                                 0                        *
                  Luther C. Miller                                 0                        *
                  Theodore C. Miller                               0                        *
                  Millard V. Oakley                           16,471                        *
                  Robert V. O'Keefe                              300            (7)         *
                  William W. Perry                                 0                        *
                  James P. Rousey                                  0                        *
                  Robert W. Teater                             7,380            (8)         *
                  Brad M. Wilson                                   0                        *
                  All directors and executive officers
                  as a group (fourteen in number)            469,176             (5)      13.4%

FCC's             John S. Albin                                    0                        *
Common            Randall L. Attkisson                             0            (4)         *
Stock, $1.00      John W. Collins                                  0                        *
  par value       Jesse T. Correll                             1,217            (5)        2.2%
                  Ward F. Correll                                  0                        *
                  Thomas F. Darden                                 0                        *
                  Luther C. Miller                                 0                        *
                  Theodore C. Miller                              15                        *
                  Millard V. Oakley                                0                        *
                  Robert V. O'Keefe                                0                        *
                  William W. Perry                                 0                        *
                  James P. Rousey                                  0                        *
                  Robert W. Teater                                 0                        *
                  Brad M. Wilson                                   2                        *
                  All directors and executive officers         1,234            (5)        2.3%
                  as a group (fourteen in number)

(1)  Because of First Southern  Holdings,  LLC's (“FSH”)  ownership of shares of
     Common Stock of UTG, and First Southern  Bancorp,  Inc.  (“FSBI”) and First
     Southern  Funding,  LLC's  (“FSF”)  ownership of FSH, as further  described under the heading “Security Ownership of Certain Beneficial  Owners”,  FSBI
     and FSF might be considered to be parents of UTG.

(2)  The percentage of outstanding  shares for UTG is based on 3,506,745  shares of UTG Common Stock  outstanding.  The percentage of outstanding shares for
     FCC is based on 54,385 shares of FCC Common Stock outstanding.

(3)  Includes 392 shares owned directly by Mr. Albin's spouse.

(4)  Randall L.  Attkisson  is an  associate  and  business  partner of Jesse T.
     Correll and holds minority  ownership  positions in certain of the entities identified  herein and under the  heading  “Security  Ownership  of Certain
     Beneficial  Owners” as owning UTG and FCC Common  Stock,  including FSF and
     FSBI, and as further  described in (1) above. The ownership of those shares of UTG and FCC Common Stock by those entities is further  described  herein and under the heading “Security Ownership of Certain Beneficial Owners”.

(5)  The share  ownership  of Jesse  Correll  is  described  under  the  heading
     “Security  Ownership of Certain  Beneficial  Owners”.  As further described therein,  Mr.  Correll may also be deemed to  beneficially  own  additional shares of UTG Common Stock held by certain of the entities  listed therein.
     These additional shares are not included in the tabulation above.

     FSBI owns 1,217 shares of FCC's common stock.  Because of his  relationship with FSBI as  further  described  above and  under  the  heading  “Security
     Ownership  of Certain  Beneficial  Owners”,  Mr.  Correll  may be deemed to beneficially own the number of shares of FCC Common Stock owned by FSBI and to share with it the right to vote and dispose of such shares.

(6)  The  share  ownership  of Ward  Correll  is  described  under  the  heading
     “Security Ownership of Certain Beneficial Owners”.

(7)  Includes 300 shares owned directly by Mr. O'Keefe's spouse.

(8)  Includes 210 shares owned directly by Mr. Teater's spouse.

* Less than 1%.
                             THE BOARD OF DIRECTORS

In accordance with the laws of Illinois and the Certificate of Incorporation and
Bylaws of UTG, as amended,  UTG is managed by its executive  officers  under the direction  of the Board of  Directors.  The  Board  elects  executive  officers, evaluates their  performance,  works with  management in  establishing  business objectives  and  considers  other  fundamental  corporate  matters,  such as the issuance of stock or other  securities,  the  purchase or sale of a business and other  significant  corporate  business  transactions.  In the fiscal year ended
December 31, 2001, the Board met 5 times. All directors attended at least 75% of all meetings of the board, except Millard Oakley.

The Board of  Directors  has an Audit  Committee  consisting  of Messrs.  Albin,
Collins,  O'Keefe,  and  Teater.  The Audit  Committee  performs  such duties as outlined in the Company's  Audit  Committee  Charter as approved by the Board of
Directors.  The Audit  Committee  reviews  and acts or reports to the Board with respect to  various  auditing  and  accounting  matters,  the scope of the audit procedures and the results thereof,  internal  accounting and control systems of
UTG,  the nature of  services  performed  for UTG and the fees to be paid to the independent auditors, the performance of UTG's independent and internal auditors and the accounting  practices of UTG. The Audit Committee also recommends to the full Board of Directors  the  auditors to be  appointed by the Board.  The Audit
Committee  met twice in 2001.  The Audit  Committee is comprised of  independent directors utilizing NASDAQ standards on independence.

The Board of Directors  does not have a  compensation  committee or a nominating committee.  The  compensation of UTG's  executive  officers is determined by the full Board of Directors (see report on Executive Compensation).

Under UTG's  Certificate  of  Incorporation,  the Board of  Directors  should be comprised  of from six to eleven  directors.  At December  31,  2001,  the Board consisted  of eleven  directors.  Shareholders  elect  Directors  to serve for a period of one year at UTG's Annual Shareholders' meeting.

Section  16(a)  of the  Securities  Exchange  Act of 1934  requires  that  UTG's directors,  executive  officers and persons who beneficially owned more than 10%
of its Common  Stock file  certain  reports  with the  Securities  and  Exchange
Commission with regard to their beneficial ownership of the Common Stock. UTG is required to disclose in this proxy statement any failure to file or late filings of such  reports.  Based  solely upon its review of reports  furnished to UTG of ownership  on Form 3 and  changes in  ownership  on Forms 4 and 5 filed with the
Securities  and Exchange  Commission  by UTG's  officers,  directors and certain beneficial owners, or written  representations  furnished to the Company by such persons,  the Company  believes that all filing  requirements  applicable to its directors, executive officers and 10% beneficial owners were satisfied.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In  connection  with the  December  31,  2001  financial  statements,  the audit committee:  (1) reviewed and discussed  the audited  financial  statements  with management; (2) discussed with the auditors the matters required by Statement on
Auditing  Standards No. 61; and (3) received and discussed with the auditors the matters  required by Independence  Standards Board Statement No.1 as well as the auditor's  independence.  Based upon these  reviews and  discussions,  the audit committee  recommended  to the Board of  Directors  that the  audited  financial statements be included in the Annual  Report for the fiscal year ended  December
31, 2001 on Form 10-K filed with the Securities and Exchange Commission.

                  John S. Albin  -  Committee Chairman
                  John W. Collins
                  Robert V. O'Keefe
                  Robert W. Teater

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

At the annual meeting of  shareholders of UTG, nine directors are to be elected, each  director  to hold  office  until  the next  annual  meeting  and until his successor is elected and qualified.  Each nominee will be elected  director by a majority of votes cast for such  nominee.  The persons named in the proxy intend to vote the proxies as instructed in the proxies.  If no instructions  are given in a particular  proxy,  the persons named in the proxy intend to vote the proxy for the nominees  listed below.  Should any of the nominees  listed below become unable or unwilling to accept  nomination  or election,  it is intended,  in the absence  of  contrary  specifications,  that the  proxies  will be voted for the balance of those named and for a substituted nominee or nominees;  however,  the management of UTG currently knows of no reason to anticipate such an occurrence.
All of the  nominees  have  consented  to be named as  nominees  and to serve as directors if elected.  Information  with respect to business  experience  of the
Board of Directors has been  furnished by the  respective  directors or obtained from the records of UTG. The following individuals are nominees for the election of directors:

Name, Age
          Position with the Company, Business Experience and Other Directorships

John S.  Albin,  73

Director  of UTG since  1984 and FCC since  1992;  farmer in  Douglas  and Edgar counties,  Illinois,  since 1951;  Chairman of the Board of Longview  State Bank since 1978;  President  of the  Longview  Capitol  Corporation,  a bank  holding company, since 1978; Chairman of First National Bank of Ogden,  Illinois,  since
1987;  Chairman of the State Bank of Chrisman since 1988; Director and Secretary of Illini Community Development Corporation since 1990; Commissioner of Illinois
Student Assistance Commission since 1996.

Randall L. Attkisson 56

Director of UTG and FCC since 1999; President and Chief Operating Officer of UTG and FCC since  2001;  Chief  Financial  Officer,  Treasurer,  Director  of First
Southern Bancorp, Inc., a bank holding company, since 1986; Treasurer,  Director of First Southern  Funding,  LLC (formerly  First  Southern  Funding Inc.) since
1992; Director of The River Foundation, Inc. since 1990; President of Randall L.
Attkisson & Associates from 1982 to 1986; Commissioner of Kentucky Department of
Banking & Securities  from 1980 to 1982;  Self-employed  Banking  Consultant  in
Miami, FL from 1978 to 1980.

Jesse T. Correll  45

Chairman and CEO of UTG and FCC since 2000;  Director of UTG and FCC since 1999;
Chairman,  President,  Director  of First  Southern  Bancorp,  Inc.  since 1983;
President,  Director or Manager of First Southern Funding since 1992; President,
Director of The River Foundation since 1990; President, Director and sole member manager of Dyscim LLC  (formerly  Dyscim  Holdings  Company,  Inc.)  since 1990;
Director of Thomas Nelson, Inc. since 2001; Director of Computer Services,  Inc.
since 2001;  Director of Global Focus since 2001; Young Life Dominican  Republic
Committee Member since 2000. Jesse Correll is the son of Ward Correll.

Ward F. Correll   73

Director of UTG since 2000 and FCC since 1999; President,  Director of Tradeway,
Inc. of Somerset, KY since 1973;  President,  Director of Cumberland Lake Shell,
Inc. of  Somerset,  KY since 1971;  President,  Director of  Tradewind  Shopping
Center,  Inc. of Somerset,  KY since 1966;  Director of First  Southern  Bancorp since 1988;  Director or Manager of First Southern Funding since 1991;  Director of The River Foundation of Stanford,  KY since 1990; and Director First Southern
Insurance Agency of Stanford, KY since 1987. Ward Correll is the father of Jesse
Correll.

Thomas F. Darden  47

Director of UTG and FCC since  2001;  Managing  Partner of  Cherokee  Investment
Partners LLC, a real estate  investment  firm, and President and CEO of Cherokee
Sanford  Group,  Inc. an  affiliated  predecessor  since  1983;  Director of BTI
Telecom,  Inc.  since  1998;  Director  of Waste  Industries,  Inc.  since 1997;
Director of Winston Hotels,  Inc. since 1994;  Trustee of Shaw University  since
1993;  Member of the Board of Governors of Research,  Triangle  Institute  since
1998;  Former Chairman of the Triangle Transit  Authority,  serving from 1993 to
1998 and Chairman from 1996 to 1997; Prior to 1996, twice appointed to the North
Carolina Board of Transportation.

Millard V. Oakley  71

Director of UTG and FCC since 1999;  Presently  serves on Board of Directors and
Executive  Committee of Thomas Nelson, a publicly held publishing  company based
in  Nashville,   TN;  Director  of  First  National  Bank  of  the  Cumberlands,
Livingston-Cooksville,  TN; Lawyer with limited law practice  since 1980;  State
Insurance  Commissioner  for  State of  Tennessee  from  1975 to  1979;  General
Counsel, United States House of Representatives, Washington, D.C., Congressional
Committee  on Small  Business  from  1971-1973;  four  elective  terms as County
Attorney for Overton County, TN; delegate to National  Democratic  Convention in
1964; four elective terms in the Tennessee  General  Assembly from 1956 to 1964;
Lawyer  in  Livingston,   TN  from  1953  to  1971;  Elected  to  the  Tennessee
Constitutional Convention in 1952.

William W. Perry  45

Director of UTG and FCC since 2001; Owner of SES  Investments,  Ltd., an oil and gas investments company since 1991; President of EGL Resources, Inc., an oil and gas  operations  company based in Texas and New Mexico since 1992;  President of
Midland  Yucca  Realty,  a Texas real  estate  investment  company  since  1993;
Chairman of Perry & Perry,  Inc., a Texas oil and gas  consulting  company since
1977;  Member of the Board of  Managers  of Tall City  Equity  Fund since  2001;
President of Champion  Title Group,  a Florida based  consulting  business since
1999; involved with, Young Life, youth organization as a leader, Chairman of the international Committee and National Board since 1977.

James P. Rousey 43

Executive Vice President and Chief Administrative  Officer since September 2001;
Regional CEO and  Director of First  Southern  National  Bank from 1988 to 2001.
Board Member with the Illinois Fellowship of Christian Athletes since 2001.

Robert W. Teater  75

Director of UTG since 1987 and FCC since 1992;  member of Columbus  School Board
1991-2001;  Former  Director,  Ohio  Department of Natural  Resources;  Founder,
Teater-Gebhardt and Associates, Inc., a comprehensive consulting firm in natural resources  development;  Combat  veteran and retired  Major  General,  Ohio Army
National Guard.

The following current directors term of office will expire at the annual meeting and they are not seeking another term:

John W. Collins  75

Director of UTG since 2000;  Director  of FCC and  certain  affiliate  companies since 1982. Consultant and past President of Collins-Winston Group, an executive search firm, since 1976.

Luther C. Miller  71

Director  of UTG since 2000 and FCC since 1984;  Executive  Vice  President  and
Secretary of FCC from 1984 until 1992; officer and director of certain affiliate companies until 1992.

Robert V. O'Keefe 80

Director of UTG since 2000 and FCC since 1993;  Director  and  Treasurer  of UTG from 1988 to 1992;  Director of  Cilcorp,  Inc.  from 1982 to 1994;  Director of
Cilcorp Ventures,  Inc. from 1985 to 1994; Director of Environmental Science and
Engineering Co. from 1990 to 1994.

The Board of Directors  recommends that  shareholders vote “FOR” the election of the director nominees listed above.

                            EXECUTIVE OFFICERS OF UTG

More  detailed  information  on the  following  officers  of UTG  appears  under
“Election of Directors”:

Jesse T. Correll           Chairman of the Board and Chief Executive Officer
Randall L. Attkisson       President and Chief Operating Officer

Other officers of UTG are set forth below:

Name, Age                  Position with UTG and, Business Experience

James P. Rousey 43

Executive Vice President and Chief Administrative  Officer since September 2001;
Regional CEO and  Director of First  Southern  National  Bank from 1988 to 2001.
Board Member with the Illinois Fellowship of Christian Athletes since 2001.

Theodore C. Miller 39

Corporate  Secretary  since  December  2000,  Senior  Vice  President  and Chief
Financial  Officer since July 1997;  Vice President and Treasurer  since October
1992; Vice President and Controller of certain Affiliate  Companies from 1984 to
1992.

Brad M. Wilson  50

Senior  Vice  President  and  Chief   Information   Officer  since  1992;  Chief
Administrative Officer from December 2000 to September 2001.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information  regarding  compensation paid to or earned by UTG's Chief Executive Officer and each of the Executive Officers of UTG whose salary plus bonus exceeded  $100,000 during UTG's last fiscal year:
Compensation  for services  provided by the named executive  officers to UTG and its  affiliates  is paid by FCC  (See  also  Employment  Contracts  for  Messrs.
Melville and Ryherd)

                           SUMMARY COMPENSATION TABLE

Name and                                      Annual Compensation      Other Annual (1)     All Other (1)
Principal Position             Year      Salary ($)      Bonus ($)     Compensation ($)       Compensation ($)                                                                                                      ($)

Jesse T. Correll (2)           2001          56,250              -              -                  -
Chairman of the Board          2000               -              -              -                  -
Chief Executive Officer        1999               -              -              -                  -

Brad M. Wilson                 2001         160,000          3,000              -                3,150
Senior Vice President          2000         157,500          3,227              -                3,150
Chief Information Officer      1999         147,700          3,000            3,665              3,150

Theodore C. Miller             2001         100,000          5,000              -                3,000
Corporate Secretary            2000          91,749              -              -                2,752
Senior Vice President          1999          86,783              -            3,179              2,603
Chief Financial Officer

(1)  Other Annual Compensation  consists of interest paid on previously deferred compensation  amounts.  All Other  Compensation  consists of UTG's matching contribution to the First Commonwealth  Corporation  Employee Savings Trust
     401(k) Plan.

(2)  On March 27, 2000, Mr. Jesse T. Correll assumed the position as Chairman of the Board and Chief  Executive  Officer of UTG and each of its  affiliates.
     Mr. Correll did not receive a salary,  bonus or other  compensation for his duties with UTG and each of its affiliates in the year 2000. In March 2001, the  Board of  Directors  approved  an annual  salary  for Mr.  Correll  of
     $75,000, with payments to begin on April 1, 2001.

Option/SAR Grants/Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

At December 31, 2001 there were no shares of Common Stock subject to unexercised options  held by the named  executive  officers.  There were no options or stock appreciation  rights granted to the named executive  officers for the past three fiscal years.

Compensation of Directors

UTG's standard  arrangement for the compensation of directors provides that each director shall receive an annual retainer of $2,400,  plus $300 for each meeting attended and  reimbursement  for  reasonable  travel  expenses.  UTG's  director compensation  policy also  provides  that  directors who are employees of UTG or directors or officers of FSF and its affiliates do not receive any  compensation for their services as directors except for  reimbursement  for reasonable travel expenses for attending each meeting.

Employment Contracts

FCC  entered  into an  employment  agreement  dated July 31,  1997 with Larry E.
Ryherd.  Formerly,  Mr.  Ryherd  had served as  Chairman  of the Board and Chief
Executive Officer of UTG and its affiliates,  until his resignation on March 27,
2000.  Pursuant to the agreement,  Mr. Ryherd agreed to serve as Chairman of the
Board and Chief  Executive  Officer  of UTG and in  addition,  to serve in other positions of the  affiliated  companies if appointed or elected.  The  agreement provides  for an  annual  salary  of  $400,000  as  determined  by the  Board of
Directors.  The term of the agreement is for a period of five years.  Mr. Ryherd has  deferred  portions of his income under a plan  entitling  him to a deferred compensation payment, which was paid to him on January 2, 2000, in the amount of
$240,000,  which included  interest at the rate of approximately  8.5% annually.
Additionally,  Mr.  Ryherd was granted an option to purchase up to 13,800 of the
Common Stock of UTG at $17.50 per share. The option was immediately  exercisable and transferable.  At December 31, 2000, all previously granted options expired.
In accordance with the employment agreement, Mr. Ryherd continues to receive his annual Salary of $400,000 until the agreement  expiration date of July 31, 2002.
The entire  $933,333  payable to Mr.  Ryherd,  from the date of his  resignation until the end of his employment agreement was accrued, and thus expensed, by FCC in the first quarter of 2000.

FCC  entered  into an  employment  agreement  dated July 31,  1997 with James E.
Melville  pursuant to which Mr.  Melville is  employed  as  President  and Chief
Operating Officer and in addition, to serve in other positions of the affiliated companies if appointed or elected at an annual  salary of $238,200.  The term of the agreement  expires July 31, 2002. Mr. Melville has deferred  portions of his income under a plan entitling him to a deferred  compensation  payment which was paid to him on January 2, 2000 of $400,000 which  includes  interest at the rate of approximately 8.5% annually. Additionally, Mr. Melville was granted an option to purchase up to 30,000  shares of the Common Stock of UTG at $17.50 per share.
The option was immediately  exercisable and transferable.  At December 31, 2000, all  previously  granted  options  expired.  In accordance  with the  employment agreement, Mr. Melville continues to receive his annual Salary of $238,200 until the  agreement  expiration  date of July 31,  2002.  An accrual of $562,000  was established  through a charge  to  general  expenses  at  year-end  2000 for the remaining  payments required pursuant to the terms of Mr. Melville's  employment contract and other settlement costs.

There are no other employment  agreements in effect with any executive  officers or employees of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

The compensation of UTG's executive  officers is determined by the full Board of
Directors.  The  Board of  Directors  strongly  believes  that  UTG's  executive officers  directly impact the short-term and long-term  performance of UTG. With this belief and the corresponding  objective of making decisions that are in the best interest of UTG's  shareholders,  the Board of Directors places significant emphasis on the design and administration of UTG's executive compensation plans.

Executive Compensation Plan Elements

Base  Salary.  The  Board of  Directors  establishes  base  salaries  at a level intended to be within the competitive market range of comparable  companies.  In addition  to the  competitive  market  range,  many  factors are  considered  in determining  base  salaries,  including  the  responsibilities  assumed  by  the executive, the scope of the executive's position, experience, length of service, individual performance and internal equity considerations. In addition to a base salary,  increased  compensation of current and future executive officers of the
Company  will  be  determined  using a  “performance  based”  philosophy.  UTG's financial  results are analyzed and future  increases  to  compensation  will be proportionately based on the profitability of the Company.

Stock Options and  Compensation.  Stock options are granted at the discretion of the Board of  Directors.  There were no options  granted to the named  executive officers  during  the last three  fiscal  years.  Proposal  2,  relating  to the adoption and approval of the UTG Employee and Director  Stock  Purchase Plan, if
approved at the annual  meeting,  will become an important part of the executive compensation  plan as a way to motivate  UTG's  officers and employees and align their interests with those of the shareholders of the UTG.

Deferred Compensation. There are currently no deferred compensation arrangements with any executive officers or employees of the Company.

Chief Executive Officer

On March 27, 2000, Mr. Jesse T. Correll  assumed the position of Chairman of the
Board and Chief Executive  Officer of UTG and each of its affiliates.  Under Mr.
Correll's  leadership,  he declined to receive a salary, bonus or other forms of compensation  for his  duties  with UTG and each of its  affiliates  in the year
2000.  In March 2001,  the Board of Directors  approved an annual salary for Mr.
Correll of $75,000,  with payments to begin on April 1, 2001. As a reflection of
Mr.  Correll's  leadership,  the  compensation  of current and future  executive officers of the Company will be  determined  by the Board of  Directors  using a
“performance  based”  philosophy.  The Board of Directors  will  consider  UTG's financial  results and future  compensation  decisions  will be  proportionately based on the profitability of the Company.

Conclusion

The Board of Directors  believes  this  executive  compensation  plan provides a competitive and motivational  compensation package to the executive officer team necessary to produce the results UTG strives to achieve.

                               BOARD OF DIRECTORS

         John S. Albin                               Luther C. Miller
         Randall L. Attkisson                        Millard V. Oakley
         John W. Collins                             Robert V. O'Keefe
         Jesse T. Correll                            William W. Perry
         Ward F. Correll                             Robert W. Teater
         Thomas F. Darden

                                  PROPOSAL TWO

    ADOPTING AND APPROVING THE UTG EMPLOYEE AND DIRECTOR STOCK PURCHASE PLAN

On March 26, 2002, the Board of Directors  adopted the United Trust Group,  Inc.
Employee and Director  Stock  Purchase  Plan. A summary of the plan is set forth below.  The summary is  qualified  in its  entirety by reference to the complete text of the plan without attachments,  which is attached to this proxy statement as Appendix A.

The  plan's  purpose  is to  provide  employees  and  directors  of UTG  and its subsidiaries  an opportunity to invests in shares of our common stock.  The plan will be  administered  by the Board of Directors of UTG. The Board has authority to  interpret  and construe  the  provisions  of the plan and to adopt rules and regulations to carry out the plan.  Decisions by the Board in the administration of the plan are final and binding absent manifest  error.  The Board may arrange for individuals or organizations to assist in the administration of the plan.

The Board is seeking the shareholders'  approval of the plan because each of the individuals  serving as  directors of UTG will be eligible to be selected by the full Board of Directors to participate in and purchase shares in offerings under the plan. Unless the shareholders of UTG approve the plan, directors of UTG will not be  eligible  to  participate  in the plan or any  offerings  under the plan unless they are otherwise  entitled to participate as eligible  employees of UTG or its subsidiaries, as described in the summary below.

A total of  400,000  shares of common  stock  may be  purchased  under the plan, subject to appropriate  adjustment for stock dividends,  stock splits or similar recapitalizations resulting in a change in shares of UTG.

The plan is not intended to qualify as an “employee  stock  purchase plan” under
Section 423 of the Internal Revenue Code.

Eligibility Requirements for Plan Participants

Only  individual  employees of UTG or its  subsidiaries  who either (1) serve as directors of UTG or its subsidiaries, or (2) have been employed full-time by UTG or its  subsidiaries  for at  least  one year at the  time of an  offering,  are eligible to be selected by the Board of Directors to participate under the plan.
Any person  serving as a director of UTG or its  subsidiaries  at the time of an offering  under the plan is eligible to  participate  in that offering under the plan. The employment  relationship will be treated as continuing intact while an employee  is on sick leave or other bona fide leave of absence  for a period not to exceed 90 days. The employment  relationship will be deemed terminated on the
91st day of such leave. The Board may refuse to issue shares to any person if it determines in good faith that the eligibility  requirements  were not met either during the annual offering period or at the time of the closing of the offering.
Independent contractors and other individuals who are not employees or directors are not eligible to participate in the plan.

As of April 19, 2002,  there were  approximately 55 employees and 9 directors of
UTG and its subsidiaries who would be eligible to participate in the plan.

How the Plan Operates

Under  the plan,  the Board has  discretion  to select  eligible  employees  and directors of UTG and its  subsidiaries  to purchase shares of UTG's common stock in an annual  offering.  The Board may decide if and when  annual  offerings  of shares under the plan will be made and may  determine the number of shares to be offered in an annual offering and the number of shares, if any, to be offered to a selected eligible  participant.  No fractional shares will be issued,  and any fractional shares will be rounded down to the next whole number.

Each annual  offering,  if made,  will remain open for a 30-day  period,  during which the selected  participants may elect to purchase shares.  An election will not be valid unless the selected participant meets the eligibility  requirements and,  prior to the end of the  offering  period,  (1)  delivers to UTG a signed, completed  subscription agreement in the form attached as Exhibit A to the plan, together with full payment for the purchase  price of the shares,  and (2) signs and delivers to UTG a stock restriction  agreement (see “Transfer  Restrictions”
below).  The closing of an annual  offering will occur within five business days following  the end of the annual  offering  period.  At that time,  certificates representing  the shares  purchased by a participant in the annual offering will be issued.  If there has been an  oversubscription  of the annual offering,  any excess  funds  received  will be  returned,  without  interest,  by check to the participants.

The purchase  price at which shares will be offered under the plan will be fixed by the Board at the time it authorizes each annual offering.  The price at which shares will be offered is not based on market price,  which as of April 29, 2002 was  $7.25.  However,  in any case,  the plan  provides  that the price at which shares will be offered  will not be less than 100% of the fair  market  value of the shares of common stock of UTG at the time the offering is  authorized by the
Board.  The purchase price for shares to be offered in the first annual offering has been arbitrarily set at $12.00 per share.

Participants'  rights to purchase shares under the plan are personal and may not be assigned,  transferred,  pledged or otherwise disposed of by the participant.
The right to  purchase  shares  under the plan may be  exercised  only  during a participant's lifetime.

The Board may amend or terminate the plan at any time.

Transfer Restrictions

Shares  issued under the plan will be subject to applicable  restrictions  under federal and state  securities  laws. It is a condition of offers of shares under the  plan  that  the  offer  and  sale of the  shares  are  either  exempt  from registration  under the Securities Act of 1933 and applicable  state  securities laws, or are duly registered in compliance with such laws.

Shares acquired under the plan will also be subject to restrictions contained in the stock  restriction  agreement that each  participant  must enter into before being  permitted  to purchase  shares under the plan.  The  following is a brief summary of the stock restriction agreement.

The stock  restriction  agreement will restrict the ability of plan participants to sell,  transfer,  or otherwise  dispose of the shares they acquire  under the plan.  Participants  may transfer  their shares by gift for their  benefit or to their spouses or children,  but the  transferred  shares  remain  subject to the stock restriction agreement. Participants may also pledge, mortgage or otherwise encumber  their shares,  and the pledgee will be bound by the stock  restriction agreement.  However, if the pledge is made for the purpose of securing a loan on behalf of UTG or any entity that is controlled by UTG or Jesse  Correll,  either individually  or  collectively,  the pledgee will receive the shares free of the restrictions imposed by the stock restriction  agreement.  Participants also may sell,  donate or transfer their shares with the prior approval of the Board, but the Board may  condition  its approval on such terms and  conditions as it deems appropriate.

Participants  may offer UTG an opportunity to purchase their shares at any time, so long as they will sell not less than the lesser of (1) all of the shares they then own,  or (2) shares  whose fair value is at least  $1,000.  If UTG does not purchase  all or any part of the share  offered  for sale,  the  remaining  plan participants who are parties to the stock restriction  agreement will have a ten day  option to  purchase  a pro rata  portion  of the  shares  based  upon their percentage  ownership of the total number of shares of common stock owned by all of the participant shareholders who exercised their option to purchase under the stock  restriction  agreement.  If  neither  UTG nor the  remaining  participant shareholders  purchase  all or any part of the shares,  the selling  participant shareholder  will be free  (subject to applicable  state and federal  securities laws) to sell all, but not less than all, of the unpurchased shares for a period of 90 days  from  the  expiration  of the  remaining  participant  shareholders'
option.  If the  shares  are  not  sold  within  the 90 day  period,  the  stock restriction agreement once again will apply to the shares.

If a participant  dies or his or her employment with or service as a director of
UTG  or  any of  its  subsidiaries  is  terminated  for  any  reason  (including retirement and disability), UTG will purchase all of the shares then held by the participant, his or her personal representative, spouse or children, as the case may be  (including  any shares  transferred  to a  participant's  spouse under a divorce decree) within 90 days of such death or termination of employment.  If a participant has transferred  shares to his or her  non-employee  spouse,  upon a divorce,  UTG will  purchase  all of the  shares  then held by the  non-employee spouse  (or  that  were  transferred  by  him or  her  to  the  children  of the non-employee spouse) within 90 days of the date of entry of the divorce decree.

The  purchase  price  will be  paid in cash  within  60 days  from  the  date of purchase,  subject to the receipt of any required regulatory  approvals.  If any regulatory approvals are required in connection with the purchase of the shares, the  shares and the  purchase  price will be  escrowed  pending  receipt of such approvals,  and  interest  on the  purchase  price will  accrue to the  seller's benefit  regardless  of  whether  the  sale  ultimately  takes  place.  Even  if regulatory  approval is  required,  the sale of shares  must  close,  if at all, within 150 days from the date the shares were first offered for sale or the date of death, termination of employment or divorce, whichever is applicable.

If  Jesse  Correll  and his  affiliates  sell,  in one or a  series  of  related transactions,  more than 50% of the then  outstanding  shares of common stock of
UTG to any third party not affiliated with Mr.  Correll,  all of the participant shareholders  who are parties to the stock  restriction  agreement will be given the  opportunity to sell their shares either to the third party or to UTG on the same terms and conditions as Mr. Correll and his affiliates.

Federal Income Tax consequences

Because the plan provides that the purchase price for shares purchased under the plan will be not less  than 100% of the fair  market  value of the  shares,  the
Company  believes that  purchasers of shares under the plan should not recognize any compensation or ordinary income when they purchase shares.  However,  if the purchase price is determined to be less than the actual fair market value of the common stock,  participants may recognize  compensation or ordinary income in an amount  equal to the excess,  if any, of the fair market  value of the shares of the common stock received over the purchase price.  If the purchased  shares are later sold,  purchasers will recognize  short-term or long-term  capital gain or loss,  depending  upon their holding  period for the shares.  Their gain will be equal to the difference between the net sale proceeds and their tax basis in the shares. Generally,  their tax basis will be equal to the purchase price plus the compensation  income, if any,  recognized at the time the participant  purchased the shares.

Generally, the purchase and/or subsequent sale of shares acquired under the plan has state income tax consequences similar to the federal income tax consequences described  above.  However,  these tax effects will depend on the  jurisdictions involved, such as where a participant is employed and where he or she resides.

Vote Required

The affirmative vote of a majority of the votes of the shares represented at the
Annual Meeting and entitled to vote is required to approve the proposal to adopt the United Trust Group,  Inc.  Employee and Director Stock Purchase Plan. If the
plan is not adopted,  directors of UTG will not be entitled to participate in or purchase shares under the plan unless they are otherwise entitled to participate as eligible employees of UTG and its subsidiaries.

The Board of Directors  recommends that  shareholders vote “FOR” the adoption of the Plan.

                                PERFORMANCE GRAPH

The following graph compares the cumulative  total  shareholder  return on UTG's
Common  Stock  during the five  fiscal  years ended  December  31, 2001 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ
Insurance  Stock Index (1). The graph assumes that $100 was invested on December
31, 1996 in each of the Company's  common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

(1)  UTG selected  the NASDAQ  Composite  Index  Performance  as an  appropriate comparison since during the time period  reflected,  UTG's Common Stock was traded on the NASDAQ Small Cap exchange under the sign “UTGI”. Furthermore,
     UTG  selected  the NASDAQ  Insurance  Stock Index as the second  comparison because there is no similar single “peer company” in the NASDAQ system with
     which  to   compare   stock   performance   and  the   closest   additional
     line-of-business  index which could be found was the NASDAQ Insurance Stock
     Index. Trading activity in UTG's Common Stock is limited,  which may be due in part as a result  of  UTG's  low  profile,  and its  reported  operating losses.  The Return Chart is not intended to forecast or be  indicative  of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of
1934,  except to the extent that UTG specifically  incorporates such information by reference.

Compensation  Committee  Interlocks and Insider  Participation and Related Party
Transactions

UTG does not have a  compensation  committee and decisions  regarding  executive officer  compensation  are  made by the  full  Board of  Directors  of UTG.  The following  persons  served as directors of UTG during 2001 and were  officers or employees of UTG or its affiliates  during 2001: Jesse T. Correll and Randall L.
Attkisson. Accordingly, these individuals have participated in decisions related to compensation of executive officers of UTG and its subsidiaries.

During 2001,  Jesse T. Correll and Randall L. Attkisson,  executive  officers of
UTG,  FCC and their  insurance  subsidiaries,  were also members of the Board of
Directors of FCC and the insurance subsidiaries.

                        Other Related Party Transactions

At a December  17, 2001 joint  meeting of the board of directors of UTG, FCC and
their  insurance  subsidiaries,   the  boards  of  directors  of  the  insurance
subsidiaries discussed and decided to further explore and pursue a possible sale of the insurance  charters of each of APPL and ABE. In the alternative to a sale of the APPL charter,  the boards also discussed and decided to further explore a possible  merger of APPL into UG.  Regardless  of whether a merger is ultimately pursued or the charters of each  subsidiary are sold, UG would likely assume and reinsure  the  existing  insurance  policies of those  subsidiaries  in any such transaction.

On June 5,  2001,  UTG and FCC  jointly  announced  their  respective  Boards of
Directors  approved  a  definitive  agreement  whereby  UTG  would  acquire  the remaining common shares  (approximately 18%) of FCC which UTG does not currently own.  Under the terms of the  agreement,  FCC will be merged  with and into UTG, with UTG  continuing  as the  surviving  entity in the  merger.  Pursuant to the merger  agreement,  UTG will pay $250 in cash for each share of FCC common stock not held by United Trust Group. The transaction is subject to various conditions precedent  set forth in the merger  agreement,  including  the  approval  of the transaction by the  shareholders  of FCC. FCC plans to submit the transaction to the vote of the FCC  shareholders  to be held at a special  meeting to be called for that purpose. Shareholders of FCC are urged to read the Proxy Statement when it becomes  available.  During the fourth  quarter of 2001,  UG  purchased  real estate from an outside  third party  through the formation of an LLC in which UG is a two-thirds owner. The other one-third partner is Millard V. Oakley,  who is a Director of both UTG and FCC. Hampshire Plaza, LLC consists of a twenty story,
254,000 square foot office tower,  an attached  72,000 square foot retail plaza, and an attached parking garage with  approximately 350 parking spaces located in
Manchester, New Hampshire for $6,333,336. At December 31, 2001, the property was carried at $6,491,734.

On November  15, 2001,  UTG was  extended a  $3,300,000  line of credit from the
First National Bank of the  Cumberlands  located in Livingston,  Tennessee.  The
First National Bank of the  Cumberlands is owned by Millard V. Oakley,  who is a
Director  of both UTG and FCC.  The line of credit will expire one year from the date of issue,  and all funds  advanced under this line of credit are to be used for the repurchase of stock.  The interest rate provided for in the agreement is variable  and indexed to be the lowest of the U.S.  prime rates as  published in the money section of the Wall Street Journal, with any interest rate adjustments to be made  monthly.  To date,  the Company  has no  borrowings  or  obligations attributable to this line of credit.

On October 26, 2001,  APPL effected a reverse stock split,  as a result of which
(i) it became a  wholly-owned  subsidiary  of UG, and an  indirect  wholly-owned subsidiary  of FCC and UTG,  and  (ii) its  minority  shareholders  received  an aggregate  of  $1,055,294.50  in respect of their  shares.  Prior to the reverse stock split, UG owned 88% of the outstanding shares of APPL.

On  September  4, 2001,  FSF and FSBI (and their  principals)  restructured  the manner in which  they  hold  shares of UTG by  forming a new  limited  liability
company  under  Kentucky  law,  First  Southern  Holdings,   LLC  (“FSH”).  FSBI
contributed  to FSH shares of UTG common  stock held by it and cash in  exchange for a 99%  membership  interest  in FSH.  FSF  contributed  to FSH shares of UTG common stock held by it,  subject to notes  payable which were assumed by FSH in exchange for a 1% membership interest in FSH.

On April 12, 2001,  UTG  completed  the purchase of 22,500  shares of UTG common stock and 544 shares of FCC  common  stock  from  James E.  Melville  and family pursuant to a stock  purchase  agreement  in exchange  for five year  promissory notes of UTG in the aggregate  principal amount of $288,800.  On April 12, 2001,
UTG also completed the purchase from another family member of Mr. Melville of an additional  100 shares of UTG for a total cash payment of $800. The purchase for cash by UTG of an additional 39 shares of FCC common stock owned by Mr. Melville at a purchase  price of $200.00 per share was  consummated on June 27, 2001. Mr.
Melville was a former director of UTG, FCC and the three insurance  subsidiaries of UTG; he resigned from those boards on February 13, 2001.

On April 12, 2001,  UTG also  completed  the  purchase of 559,440  shares of UTG common  stock from  Larry E.  Ryherd and  family  pursuant  to a stock  purchase agreement for cash payments totaling $948,026 and a five year promissory note of
UTG in the principal amount of $3,527,494.  The purchase by UTG of the remaining
3,775  shares of UTG common  stock to be  purchased  for cash at $8.00 per share pursuant to the stock  purchase  agreement  along with an additional  570 shares from certain  parties to the stock purchase  agreement was completed on June 20,
2001. The promissory notes of UTG received by certain of the sellers pursuant to the Melville purchase  agreement and the Ryherd purchase agreement bear interest at a rate of 7% per annum (paid quarterly) with payments of principal to be made in five equal annual installments, the first such payment of principal to be due on the first anniversary of the closing.  The Melville and Ryherd stock purchase agreements were originally  between the sellers of the shares and First Southern
Bancorp.  First Southern  Bancorp's rights and obligations  under those purchase agreements  were assigned to, and assumed by, UTG prior to the completion of the stock purchases  contemplated  thereby. The sellers of those shares consented to those  assignments  and  assumptions  pursuant to separate  consent and novation agreements.

On April 12, 2001, UTG also purchased in a separate transaction 10,891 shares of
UTG  common  stock  from  Robert E. Cook at a price of $8.00 per  share.  At the closing,  Mr. Cook received  $17,426 in cash and a five year  promissory note of
UTG  (substantially  similar to the  promissory  notes  issued  pursuant  to the
Melville and Ryherd Purchase Agreements described above) in the principal amount of $69,702.  Mr. Cook was a director of UTG and FCC who resigned his position on
January 8, 2001.  Mr. Cook  proposed the stock  purchase to Jesse T. Correll who agreed to  purchase  Mr.  Cook's  stock on  substantially  the same terms as the purchases of the stock held by Messrs. Melville and Ryherd as described above.

Mr.  Correll is Chairman of the Board of  Directors of UTG and  currently  UTG's largest  shareholder  through his ownership control of FSF, FSBI and affiliates.
Mr. Correll is the majority  shareholder of FSF and FSBI, a bank holding company that operates out of 14 locations in central Kentucky. At December 31, 2001, Mr.
Correll owns or controls directly and indirectly approximately 60% of UTG.

Under the  current  structure,  FCC pays a  majority  of the  general  operating expenses of the affiliated group. FCC then receives management, service fees and reimbursements from the various affiliates.

UTG  paid  FCC  $550,000,   $750,000  and  $600,000  in  2001,  2000  and  1999,
respectively for reimbursement of costs attributed to UTG.

On January 1, 1993,  FCC  entered an  agreement  with UG  pursuant  to which FCC provides management services necessary for UG to carry on its business.  UG paid
$6,156,903,   $6,061,515  and  $6,251,340  to  FCC  in  2001,   2000  and  1999,
respectively.

ABE pays fees to FCC pursuant to a cost sharing and  management  fee  agreement.
FCC provides management services for ABE to carry on its business. The agreement requires ABE to pay a percentage of the actual expenses incurred by FCC based on certain activity indicators of ABE business to the business of all the insurance company  subsidiaries  plus a management fee based on a percentage of the actual expenses  allocated to ABE. ABE paid fees of $332,673,  $371,211 and $392,005 in
2001, 2000 and 1999, respectively under this agreement.

APPL has a  management  fee  agreement  with FCC  whereby FCC  provides  certain administrative  duties,  primarily data processing and investment  advice.  APPL
paid  fees  of  $444,000,   $444,000  and  $300,000  in  2001,  2000  and  1999,
respectively under this agreement.

Respective domiciliary insurance departments have approved the agreements of the insurance companies and it is Management's opinion that where applicable,  costs have been  allocated  fairly  and such  allocations  are based  upon  accounting principles generally accepted in the United States of America.

Since the Company's affiliation with FSF, UG has acquired mortgage loans through participation  agreements with First Southern  National Bank, with which certain directors and executive  officers are affiliated as described  under the section entitled  “Election of  Directors”.  FSNB  services  the loans  covered by these participation  agreements.  UG pays a .25%  servicing  fee on these  loans and a one-time fee at loan  origination  of .50% of the original  loan amount to cover costs incurred by FSNB relating to the processing and establishment of the loan.
UG paid $79,730,  $34,721 and $11,578 in servicing fees and $22,626, $91,392 and
$0 in origination fees to FSNB during 2001, 2000 and 1999, respectively.

The  Company  reimbursed  expenses  incurred by Mr.  Correll  and Mr.  Attkisson relating  to travel and other  costs  incurred  on behalf of or  relating to the
Company.  The Company  paid  $145,407,  $96,599  and  $39,336 in 2001,  2000 and
1999,respectively  to First  Southern  Bancorp,  Inc. in  reimbursement  of such costs.  In addition,  beginning in 2001,  the Company began  reimbursing  FSBI a portion of salaries for Mr. Correll and Mr.  Attkisson.  The  reimbursement  was approved  by the UTG board of  directors  and  totaled  $128,411  in 2001  which included salaries and other benefits.

See also the  discussion  under  “Proposal 2 - Adopting  and  Approving  the UTG
Employee and Director Stock Purchase Plan”.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Kerber,  Eck and  Braeckel  LLP (“KEB”)  served as UTG's  independent  certified public  accounting  firm for the fiscal  year ended  December  31,  2001 and for fiscal year ended December 31, 2000. In serving its primary  function as outside auditor for UTG, KEB performed  the following  audit  services:  examination  of annual consolidated financial statements; assistance and consultation on reports
filed  with  the  Securities  and  Exchange   Commission  and;   assistance  and
consultation  on  separate  financial  reports  filed  with the State  insurance regulatory authorities pursuant to certain statutory requirements.

Audit Fees.  Audit Fees billed for these audit services in the fiscal year ended
December 31, 2001 totaled $165,000,  and audit fees billed for quarterly reviews of the Company's financial statements totaled $16,979.

Financial Information Systems Design and Implementation Fees. KEB did not render any services related to financial  information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees. No other  services  besides the audit services  described  above were  performed by, and therefore no other fees were billed by, KEB for services in the fiscal year ended December 31, 2001.

UTG does not expect that a  representative  of KEB will be present at the Annual
Meeting of  Shareholders  of UTG. No  accountants  have been selected for fiscal
year  2002  because  UTG  generally  chooses   accountants  shortly  before  the
commencement of the annual audit work.

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG's proxy statement and form of proxy for the 2003 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 31, 2003.

Shareholder  proposals  submitted  after  March  31,  2003,  will be  considered untimely,  and the proxy  solicited  by UTG for next year's  annual  meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The management does not intend to bring any other business before the meeting of
UTG's  shareholders  and has no reason to believe  that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting,  the proxies  named in the enclosed form of proxy will vote the proxies in accordance with their best judgement.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

In late 2000,  the  Securities  and Exchange  Commission  adopted new rules that permit  companies  and  intermediaries  (e.g.,  brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to those  stockholders.  This process allows for extra convenience for stockholders and potential costs savings for companies.

This year, one or more brokers with  accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders  sharing the same address. In those cases, a single proxy statement and Annual Report will be
delivered  to  multiple   stockholders   sharing  an  address  unless   contrary
instructions  have been  received from the affected  stockholder.  Once you have received  notice from your broker  that they will be sending  communications  to your  address  in this  way,  they will  continue  this  practice  until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer wish to receive proxy materials and  communications in this way and would prefer to receive a separate proxy statement,  please notify your broker, direct your written request to United Trust Group, Inc., Theodore C. Miller, Secretary,
5250 South Sixth Street Road, P.O. Box 5147, Springfield,  Illinois, 62705-5147,
or contact Mr. Miller at 217-241-6300.  UTG will deliver promptly,  upon written or oral  request  in the manner  provided  above,  a separate  copy of the proxy statement  and Annual  Report for the fiscal year ended  December  31, 2001 to a shareholder at a shared  address to which a single copy was  delivered.  If your broker is not currently  delivering a single proxy statement addressed to two or more  shareholders  sharing the same address (i.e., you received multiple copies of this proxy  statement),  and you would like to request  delivery  of a single copy, you should contact your broker.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual  Report for the year ended  December  31,  2001 on Form
10-K  with  the  Securities  and  Exchange  Commission.  A copy  of the  report, including any financial  statements and financial  statement  schedules,  may be obtained  without charge by any  shareholder.  Requests for copies of the report should be sent to Theodore C. Miller, Secretary,  United Trust Group, Inc., 5250
South 6th Street Road, P.O. Box 5147, Springfield, Illinois, 62705-5147.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           UNITED TRUST GROUP, INC.

                                           Theodore C. Miller, Secretary

Dated: May 13, 2002

                                   Appendix A

                                                                       EXHIBIT A

       United Trust Group, Inc. Employee and Director Stock Purchase Plan

                                  COMMON STOCK
                                 (no par value)

Background

United Trust Group,  Inc. is an Illinois  corporation  and an insurance  holding company.

We desire to offer  employees and directors of United Trust Group,  Inc. and its subsidiaries  the  opportunity  to invest in shares of our  common  stock.  This document  describes  the plan we have  established  under  which  employees  and directors may purchase shares of United Trust Group, Inc. common stock.

Investing  in shares  under the plan is not  without  risks.  The price at which shares  are being  offered  under  this plan is not based on market  price,  and employees and  directors  investing in shares under the plan will be required to execute a stock restriction  agreement.  The stock restriction agreement imposes significant  restrictions on the  transferability of shares, and fixes the price at which a participant in the plan may be required to sell shares back to United
Trust  Group,  Inc.  based on the  change in the book value of the  shares,  not market value.

A note about United Trust Group, Inc.

United Trust Group, Inc. is a publicly-held  company that files reports with the
Securities and Exchange  Commission  pursuant to the Securities  Exchange Act of
1934. Until recently,  our common stock was traded on the Nasdaq Small Cap Stock
Market.  Effective  December 31, 2001, we voluntarily  de-listed our shares from
Nasdaq,  and our  shares  are now traded  sporadically  in the  over-the-counter market.

Jesse  Correll,  and  his  affiliates  and  associates  own a  majority  of  our outstanding shares of common stock.

How many shares may be issued under the plan

The board of directors has  authorized the issuance of a total of 400,000 shares of common stock  pursuant to this plan.  The number of shares  authorized  to be issued under the plan will be subject to adjustment  proportionately if there is a stock dividend,  stock split or similar  recapitalization event resulting in a change in shares of United Trust Group, Inc.

How the plan operates

     Annual offering of shares. Eligible employees and directors of United Trust
Group,  Inc. and its  subsidiaries  may be offered the opportunity to purchase a limited  amount of shares of United  Trust Group under the plan  annually.  Each annual offering, if made, will remain open for a period of 30 days, during which directors and eligible employees selected by our board of directors may elect to purchase  shares of United  Trust  Group,  Inc.  under the plan.  An election to purchase  shares  will not be  valid  unless  the  employee/director  meets  the eligibility requirements to participate in the plan and, prior to the end of the offering period,

(1)  the  employee/director  delivers  to United  Trust  Group,  Inc.  a signed, completed  subscription  agreement,  in the form  attached  as  Exhibit  A, together with payment in full of the purchase price of the shares,  and
(2)  the  employee/director  signs and delivers to United  Trust  Group,  Inc. a stock restriction agreement, in the form attached as Exhibit B.

     Limit on number  of shares  that may be  purchased  annually.  The board of directors of United Trust Group,  Inc.  shall have  discretion  to determine the number of shares to be offered in any annual offering subject to the limitations in this plan and to  determine  the number of shares,  if any,  to be offered to each  director or eligible  employee in an annual  offering  under the plan.  No fractional shares will be issued,  and any fractions will be rounded down to the next whole number.

     Closing of annual  offering.  The closing of an annual  offering will occur within [5] business days  following the end of the annual  offering  period.  At that time,  certificates  representing  the shares  purchased by a participating employee in an annual offering will be issued,  in the name of the participating employee, and, if there has been an oversubscription,  any excess funds received will be returned, by check, to participating employees (without interest).

     Timing of annual  offerings.  The board of directors of United Trust Group,
Inc. will  determine if and when annual  offerings of shares under the plan will be made.

     Price of shares in an annual  offering.  The price at which  shares will be offered in the first  annual  offering  has been  arbitrarily  set at $12.00 per share.  At each annual  offering  thereafter,  the board of  directors of United
Trust Group,  Inc.  will fix the price at which shares will be offered under the plan at the time it authorizes  the annual  offering.  In any case, the price at which  shares  will be offered  under the plan will not be less than 100% of the fair market value of shares of United Trust Group, Inc. at the time the offering is authorized by the United Trust Group, Inc. board of directors.

Eligibility requirements for participants

The board of  directors of United Trust Group,  Inc.  shall have  discretion  to select the directors and eligible employees who will be extended the opportunity to  purchase  shares in any  annual  offering  under the plan.  Only  individual employees of United Trust Group,  Inc. or its  subsidiaries who either (1) serve as directors of United Trust Group,  Inc. or its  subsidiaries  or (2) have been employed  full-time by United Trust Group, Inc. or its subsidiaries for at least
1 year at the time of an  offering  of  shares  under the plan are  eligible  to participate  and purchase  shares in that  offering  under the plan.  Any person serving as a director of United Trust Group,  Inc. or any of its subsidiaries at the time of an offering of shares under the plan is eligible to participate  and purchase shares in that offering under the plan.

The board of  directors  of United  Trust  Group,  Inc.  may refuse to issue any shares  to a  person  if it  determines,  in  good  faith,  that  the  foregoing eligibility requirement was not met either during the annual offering period and at the time of the closing of the offering.  Independent  contractors  and other individuals  who are not employees or directors are not eligible to  participate in the plan.

The  employment  relationship  will be treated  as  continuing  intact  while an employee  is on sick leave or other bona fide leave of absence  for a period not to exceed 90 days.  Where the period of leave  exceeds 90 days,  the  employment relationship will be deemed terminated on the 91st day of such leave.

The opportunity to participate in the plan is personal to eligible employees and directors  selected  by  the  board  of  directors.  No  right  with  regard  to participation  in the plan or right to  purchase  and  receive  shares of United
Trust  Group,  Inc.  under the plan may be  assigned,  transferred,  pledged  or otherwise  disposed of in any way by a participating  employee or director.  Any such  attempted  assignment,  transfer,  pledge,  or other  disposition  will be without effect.  An eligible  employee's or director's  right to purchase shares under  the plan may be  exercised  only  during  the  employee's  or  director's lifetime.

A participating employee or director will have no interest in, or rights to, any shares under the plan until the certificate represented shares purchased by that participating employee has been issued.

Who administers the plan

The plan is administered  by the board of directors of United Trust Group,  Inc.
The board of directors of United Trust Group,  Inc. has full power and authority to  construe,  interpret  and  administer  the  plan  and may  adopt  rules  and regulations  for  carrying  out the  plan.  The  board  of  directors  may  make arrangements for individuals or organizations to assist in the administration of the plan.  Decisions made by the board of directors of United Trust Group,  Inc.
in the administration of the plan are final and binding absent manifest error.

Conditions of the plan

It is a condition of any offer of shares under this plan that the offer and sale of the shares are either exempt from the registration requirements imposed under the  Securities  Act of 1933 and applicable  state  securities  laws or are duly registered  in  compliance  with  such  registration  requirements,  and will be administered  accordingly.  United  Trust Group,  Inc.  will not be obligated to offer or issue any shares under this plan if it determines,  in good faith, that the offering or issuance of such sale violates any law.

Until the shareholders of United Trust Group,  Inc. approve the participation of directors  in the  plan,  directors  of United  Trust  Group,  Inc.  will not be entitled to participate  in the plan, or in any offering under the plan,  unless they are otherwise  entitled to participate in the plan as eligible employees of
United Trust Group, Inc. and its subsidiaries.

Transfer restrictions

Shares  issued  under  the  Plan  shall  be  subject  to  the   restrictions  on
transferability  contained in the stock  restriction  agreement  and  applicable restrictions under federal and state securities laws.

Amendment and termination of the plan

The plan may be amended or  terminated by the board of directors of United Trust
Group, Inc. at any time.

Construction of plan

This plan shall be governed by the laws of Illinois.

No  provision  of this plan shall be construed as giving any person any right he would not otherwise  have to become or remain an employee of United Trust Group,
Inc. or any of its subsidiaries or any other right not expressly created by such provision.

No provision of this plan shall be construed as requiring  Jesse  Correll or any of his  associates  or  affiliates  to acquire or retain  ownership of shares of
United  Trust  Group,  Inc.,  or restrict  in any way the  issuance of shares of
United  Trust  Group,  Inc. or the transfer of ownership or control of shares of any of United Trust Group, Inc. or any of its subsidiaries.

This plan is not intended to qualify as an “employee  stock purchase plan” under
Section 423 of the Internal Revenue Code.

Date approved by the board of directors of United Trust Group,  Inc. : March 26,
2002

Date approved by the shareholders of United Trust Group, Inc.:__________________

                                        UNITED TRUST GROUP, INC.

                                        _____________________________
                                        Theodore C. Miller, Secretary

                                   Appendix B

May 13, 2002
                                         [Letterhead of United Trust Group, Inc]

Dear Shareholders:

The 2002 Annual Meeting of Shareholders of United Trust Group, Inc. will be held at the corporate headquarters,  5250 South Sixth Street,  Springfield,  Illinois
62703, on June 11, 2002, at 10:00a.m.  At the meeting,  shareholders  will act to elect nine  directors,  to consider  and vote upon  approving  the United  Trust
Group,  Inc.  Employee and Director  Stock  Purchase Plan, and to vote upon such other business as may properly come before the meeting.

Your vote is  important.  Whether or not you plan to attend the meeting,  please review the enclosed proxy statement, complete the proxy form below and return it promptly in the envelope provided.

It is important to keep your stock portfolio  current.  Registrations  should be kept  up-to-date.  Remember to notify the  Company of a change in  address.  Our stock  transfer  department  is  available  to assist  you with  these and other shareholder questions.

Sincerely,

Theodore C. Miller
Corporate Secretary

                           APPENDIX TO PROXY STATEMENT

                                   PROXY CARD

Fold and Tear Here                                          Fold  and  Tear Here
--------------------------------------------------------------------------------
PROXY FORM                                                            PROXY Form
                         UNITED TRUST GROUP, INC.
           Annual Meeting of Shareholders - To be Held June 11, 2002

                 THE BOARD OF DIRECTORS SOLICITES THIS PROXY

The undersigned  hereby  appoints Jesse T. Correll and Randall L. Attkisson,  or either of them,  the attorneys and proxies with full power of  substitution  and revocation  to represent and to vote,  as  designated  below,  all the shares of common stock of the Company held of record by the undersigned on April 19, 2002, at the annual meeting of shareholders to be held at the corporate  headquarters,
5250 South Sixth Street, Springfield,  Illinois 62703, on June 11, 2002 at 10:00
a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned  shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly.  When  signing as an  attorney,  executor,  administrator,  trustee or guardian,  please give your full title a such. If shares are held jointly,  both owners  must sign.  If a  corporation,  please  sign in full  corporate  name by
President  and  other  authorized  officer.  If a  partnership,  please  sign in partnership name by authorized person.

           Continued and to be voted and signed on the reverse

Our Stock  Transfer  Department  is  available  to assist  you with  changes  or questions concerning your account.

Lost Certificate  -  Notification  of a lost stock  certificate  must be made in writing.

Address Changes - Notification  of shareholder  address  changes must be made in writing. If your address has changed or should change in the future, please give us your new address below.

  Your name ____________________________________________________________________
  (Old Address) - Street _______________________________________________________
   City _____________________________ State ___________________ Zip ____________

  (New Address)- Street ________________________________________________________
   City _____________________________ State ___________________ Zip ____________
  Date new address in effect ________________ Signature ________________________

Registration Changes - A change in certification  registration is needed because of:

          __ Marriage                  __ Divorce
          __ Death of a tenant         __ Establishment of a trust
          __ Remove custodian          __ Other - Explain ______________________

For  instructions  about your  specific  situation,  contact our Stock  Transfer
Department by phone at (217)241-6410 or by writing to United Trust Group,  Inc.,
Attn: Stock Transfer Department, P.O. Box 5147, Springfield, IL 62705-5147

                                     Signature _________________________________
                                          Date _______________________

1.   To elect all  Director  Nominees  to serve on the Board of  Directors.  The nominees are:

     John S. Albin,  Randall L.  Attkisson,  Jesse T. Correll,  Ward F. Correll,
     Thomas F. Darden II, Millard V. Oakley,  William W. Perry, James P. Rousey,
     and Robert W. Teater                      Withhold             For All
                                For            Authority            Except*
                                ___               ___                ___

     *Exceptions:  To vote for all  directors  nominees,  mark the “For” box. To withhold  voting for all nominees,  mark the “Withhold  Authority”  box. To withhold voting for a particular nominee, mark the “For All Except” box and enter name(s) of the  exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

     ___________________________________________________________________________

2.   Proposal to approve and adopt the United  Trust  Group,  Inc.  Employee and
     Director Stock Purchase Plan.

           ___ FOR      ___ AGAINST       ___ ABSTAIN

3.   In their  discretion,  the proxies are  authorized  to vote upon such other business  as may  properly  come  before  the  meeting  or any  adjournment thereof.

UTG

Signature _____________________________ Date ______________________

Signature _____________________________ Date ______________________